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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 28, 2000



                          --------------------------


                               OLIN CORPORATION

                          --------------------------


            (Exact name of registrant as specified in its charter)


                                                                  13-1872319
          Virginia                         1-1070               (IRS Employer
(State or Other Jurisdiction of    (Commission File Number)     Identification
       Incorporation)                                                 No.)


P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut          06856-
    (Address of principal executive offices)                 4500
                                                          (Zip Code)


                                (203) 750-3000
             (Registrant's telephone number, including area code)


                                Not Applicable

         (Former name or former address, if changed since last report)




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Item 5.   Other Events.
          -------------

     On June 28, 2000, Olin Corporation ("Olin") and Occidental Petroleum Corporation ("Occidental") announced that they had entered into a letter of intent dated as of that date to combine their chlor-alkali and related businesses in a partnership between Olin and Occidental's Occidental Chemical Corporation subsidiary.

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the press release of Olin announcing the execution of the letter of intent.

Item 7.   Exhibits.
          ---------


Exhibit No.                                Exhibit
-----------                                -------

   99.1 Press Release, dated June 28, 2000, announcing the execution of the Letter of Intent


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OLIN CORPORATION


                                          By: /s/ JOHNNIE M. JACKSON, JR.
                                              --------------------------------
                                              Name:  Johnnie M. Jackson, Jr.
                                              Title: Vice President, General
                                                     Counsel and Secretary



Date: July 18, 2000


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                                 EXHIBIT INDEX


Exhibit No.                                Exhibit
-----------                                -------

   99.1 Press Release, dated June 28, 2000, announcing the execution of the Letter of Intent